                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                        JUNE 7, 1999 (FEBRUARY 17, 1999)



                          IRWIN NATURALS/4HEALTH, INC.
             (Exact name of registrant as specified in its charter)


            UTAH                   0-18160                 87-046822
(State of other jurisdiction    (Commission             (IRS Employer
     of incorporation)          File Number)         Identification No.)



                           10549 WEST JEFFERSON BLVD.,
                              CULVER CITY, CA 90232
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (310) 253-5305


                                       N/A
         (Former name and former address, if changed since last report)

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on March 4, 1999 (the "Prior Form 8-K"), by Irwin Naturals/4Health, Inc., a Utah corporation ("IN"), in connection with the merger of Health & Vitamin Express, Inc., a California corporation, with and into HealthZone.com, a California corporation wholly-owned by IN.

         This Form 8-K/A amends the Prior Form 8-K by setting forth the following financial information required to be reported by Item 7 of Form 8-K.

                  (a)      Financial Statements of Businesses Acquired.

                           Balance Sheet of Health & Vitamin Express, Inc. as at December 31, 1998 and the related statements of income and retained earnings and cash flows for the year then ended together with the notes thereto, as audited by Samuel H. Wong & Co., LLP, independent accountants, as stated in their report therein.

                  (b)      Pro Forma Financial Information.

                           Pro Forma statement balance sheet as of December 31, 1998 and Pro Forma statement of operations for the year ended December 31, 1998 and explanatory notes.

                  (c)      Exhibits

                           Exhibit 10.10 April 16, 1999 letter of intent with Klee Irwin

                           Exhibit 10.11 April 19, 1999 indemnity agreement with Klee Irwin

THIS REPORT ON FORM 8-K/A INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"). ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE COMPANY'S FINANCIAL POSITION, BUSINESS, MARKETING AND PRODUCT INTRODUCTION AND DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS ("CAUTIONARY STATEMENTS") ARE DISCLOSED UNDER "RISKS RELATED TO THE BUSINESS OF 4HEALTH" AND ELSEWHERE IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND IN "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" AND ELSEWHERE IN THE ANNUAL REPORT. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO THE COMPANY OR PERSONS ACTING ON BEHALF OF THE COMPANY, ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS.

             ITEM 7 (a) - Financial Statements of Business to be Acquired

To the Board of Directors
Irwin Naturals/4Health, Inc.

We have audited the accompanying balance sheet of Health & Vitamin Express, Inc. as of December 31, 1998, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the taking of the physical inventories at December 31, 1998, (stated at $33,061) since that date was prior to the time we were engaged as auditors for the Company. We were unable to satisfy ourselves about inventory quantities by means of other auditing procedures.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the physical inventories taken of December 31, 1998, the financial statements referred to the first paragraph present fairly, in all material respects, the financial position of Health & Vitamin Express, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

May 6, 1999                                           Samuel H. Wong & Co., LLP
San Francisco, California                          Certified Public Accountants

                         Health & Vitamin Express, Inc.
                                  Balance Sheet
                                December 31, 1998

Assets
                                                                                                         1998
Current Assets

     Accounts Receivable                                                                                1,259
     Inventory                                                                                         33,061
     Prepaid Expenses                                                                                   4,237
                                                                                                    ---------
                                                                           Total Current Assets        38,557

Property and Equipment                        (Notes 3)
     At Cost                                                                                           55,125
     Accumulated Depreciation                                                                         (42,029)
                                                                                                    ---------
                                                                                                       13,096

Other Assets                                  (Note 4)
     Security Deposits                                                                                  4,711
                                                                                                    ---------
                                                                                Total Assets        $  56,364
                                                                                                    ---------
                                                                                                    ---------

Liabilities and Stockholders' Equity
                                                                                                         1998
Current Liabilities
     Accounts Payable                                                                               $  66,116
     Payroll Taxes Liabilities                                                                          2,975
     Taxes Payable                                                                                      2,688
     Accrued Expenses                                                                                  57,030
     Accrued Interest Payable                                                                          11,516
     Notes Payable                            (Note 7)                                                443,785
                                                                                                    ---------
                                                                    Total Current Liabilities         584,110

Stockholders' Equity
     Common Stock Capital                     (Note 8)                                                 35,450
     Retained Deficits                                                                               (563,196)
                                                                                                    ---------
                                                                                                     (527,746)
                                                                                                    ---------
                                                  Total Liabilities and Stockholders' Equity        $  56,364
                                                                                                    ---------
                                                                                                    ---------

                  See Accompanying Notes and Accountants' Report

                         Health & Vitamin Express, Inc.
                   Statements of Income and Retained Earnings
                          Year Ended December 31, 1998

                                                                                                     1998
Net Sales                                                                                          $ 662,180

Cost of Good Sold                                                                                   (359,045)
                                                                                                     -------
                                                                                 Gross Profit        303,135

Selling, General, and Administrative Expenses
     Administrative Expenses                                                                         260,215
     Advertising & Marketing Expenses                                                                269,566
     Salaries and Wages                                                                               93,034
     Employee Benefits                                                                                28,985
     Financial Expenses                                                                               31,559
     Depreciation & Amortization                                                                       3,191
                                                                                                     -------
                                                                                                     686,550
                                                                                                     -------
                                                                       (Loss) From Operations       (383,415)

Other Income/(Expense)
     Net Other Income                                                                                 11,694
                                                                                                     -------
                                                                    (Loss) Before Income Taxes      (371,721)

Income Taxes
     Current                     (Note 5)                                                               (---)
                                                                                                     -------

                                                                                    Net (Loss)      (371,721)
Beginning Retained Deficit                                                                          (191,475)
                                                                                                     -------

Ending Retained Deficits                                                                           $(563,196)
                                                                                                     -------
                                                                                                     -------

                  See Accompanying Notes and Accountants' Report

                         Health & Vitamin Express, Inc.
                             Statement of Cash Flows
                          Year Ended December 31, 1998

                                                                                                        1998
Cash Flows From Operating Activities
     Net Loss                                                                                      $(371,721)
     Adjustments to reconcile net income to
     net cash provided by operating activities
         Depreciation and Amortization                                                                 3,191
     (Increase)/Decrease in:
         Accounts Receivable                                                                             850
         Inventory                                                                                   (31,838)
         Prepaid Expenses                                                                             16,596
     Increase/(Decrease) in:
         Accounts Payable                                                                            (44,697)
         Accrued Interest Payable                                                                     11,517
         Other Current Liabilities                                                                    34,604
                                                                                                   ---------
                                                      Net Cash (Used)  by Operating Activities      (381,498)

Cash Flows From Investing Activities
     Purchase of Property and Equipment                                                              (10,319)
                                                                                                   ---------
                                                       Net Cash (Used) by Investing Activities       (10,319)

Cash Flows From Financing Activities
     Net Proceeds/(Repayments) of Loan from Shareholder                                              124,768
     Net Proceeds of Loan from Warrant Holder                                                        250,000
     Net Additions to Security Deposits                                                               (3,160)
     Issuance of Common Stock                                                                            250
                                                                                                   ---------
                                            Net Cash (Used)/Provided  by Financing Activities        371,858
                                                                                                   ---------
                                                                       Net (Decreased) in Cash       (19,959)

Cash at Beginning of Year                                                                             19,959
                                                                                                   ---------
                                                                         Cash at End of Year $           ---
                                                                                                   ---------
                                                                                                   ---------

Supplemental Disclosures
     Interest Paid                                                                                   (17,272)

                  See Accompanying Notes and Accountants' Report

                         Health & Vitamin Express, Inc.
                          Notes to Financial Statements
                          Year Ended December 31, 1998


1.       The Company

         Health & Vitamin Express, Inc. (formerly: Vitamin Nutrition Center, Inc.) is a California Corporation incorporated on September 28, 1992 and began operations shortly after inception. The Company is an on-line specialty retailer of nutritional supplements and other health and self-care products.


2.       Summary of Significant Accounting Policies

         (a)      Basis of Reporting

                  The Company maintains its general ledger and journals with the accrual method of accounting, for financial reporting and income tax reporting purposes. Accordingly, the accompanying financial statements are prepared on the accrual basis of accounting. In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period. Actual results could differ from those estimates.

         (b)      Inventories

                  Inventories are stated at the lower of cost or market value.

         (c)      Property and Equipment

                  Property and Equipment are stated at cost. Repairs and maintenance of these assets are charged to expense as incurred; major improvements enhancing the function and/or useful life of these assets are capitalized. When an asset is sold or retired, its cost and related accumulated depreciation are removed from the accounts and any gain/loss arising from such transaction is recognized.

                  Property and Equipment are depreciated by the straight line method over their estimated useful lives of 5 years.

         (d)      Organization Cost

                  Organization Cost has been fully amortized over a period of 60 months.

         (e)      Income Taxes

                  The Company uses the accrual method of accounting to determine and report its taxable income and the flow-through method to account for tax credits, which are reflected as a reduction of income taxes for the year in which they are available.

                  In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. The Company has implemented this standard.

                  Income tax liabilities computed according to the Federal and California tax laws, are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of fixed assets and intangible assets for financial and tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses and passive activity losses that are available to offset future taxable income and tax credits that are available to offset future Federal and California income taxes.

         (f)      Cash Flows

                  For the statements of cash flows, the company considers all highly liquid debt instruments with maturity dates of three months or less to be cash equivalents.


3.       Property and Equipment

         Property and Equipment are stated at cost, less accumulated depreciation, and are summarized as follows at December 31:-

                                                                                     1998
                  Machinery & Equipment                                    $        52,618
                  Furniture & Fixtures                                               2,507
                                                                                ----------
                                                                                    55,125
                  Less: Accumulated Depreciation                                   (42,029)
                                                                                ----------
                                                                           $        13,096
                                                                                ----------
                                                                                ----------

 4.      Other Assets

         Other Assets of $4,711 at December 31, 1998 were consisted of Security Deposits.

5.       Income Taxes

         The Company incurred minimum $800 state income tax expense for the year ended December 31, 1998. Deferred income taxes reflect the estimated future tax effect of temporary differences between amounts for financial reporting purposes and as measured by tax laws and regulations for assets and liabilities. Deferred tax, after a valuation allowance is zero as of December 31, 1998.

         1998
         Components                                 Federal           California            Total
         Temporary Differences in
           Depreciation and Amortization          $    (148)          $     (52)          $    (200)
         Net Operating Losses
           Carryforward                             116,068              40,744             156,812
                                                  ---------           ---------           ---------
                                                  $ 115,920           $  40,692           $ 156,612
         Less:  Valuation Allowance                (115,920)            (40,692)           (156,612)
                                                  ---------           ---------           ---------
                                                  $     ---           $     ---           $     ---

         A valuation allowance has been established due to the uncertainty associated with the realizability of the deferred tax assets.


6.       Lease Commitments

         The Company entered into a lease of an office space at 5751 Uplander Way, Culver City, CA 90230, which expired on December 31, 1998, was extended to December 31, 1999 at a rent of $1,474 per month. The Company also entered into a lease with a Shareholder's father, certain premises at 10852 Wilkins Avenue, Los Angeles, CA 90024 for a term co-terminus with the office lease at a fixed rent of $1,400 per month. The minimum lease payments for the year 1999 are at a total of $34,488.

7.        Notes Payable

         At December 31, 1998, notes payable are comprised of the following:

                                                                                                               1998
         a)       Note payable to a shareholder, secured by Company's  assets
                  interest-bearing at 10%, due on December 31, 1998                                        $143,785

         b)       Unsecured notes payable to a shareholder, interest-bearing at 10%,
                  principal and interest are due on demand                                                   50,000

         c)       Unsecured note payable to a share warrant holder,
                  interest-bearing at 10%, payable monthly,
                  due on September 30, 1999                                                                 250,000
                                                                                                           --------

                                                                                                           $443,785
                                                                                                           --------
                                                                                                           --------

 8.      Common Stock

         The Company is authorized by its Restated Articles of Incorporation (filed with the Secretary of State on July 25, 1997) to issue a total of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock at no par value per share, of which 10,250,000 shares of common stock were issued and outstanding at December 31, 1998, after a stock split of 1 share to 750 shares on July 25, 1997.


 9.      Business Acquisition

         On March 1, 1998, the Company acquired certain assets including goodwill from Prozyme of California for $25,973.65.


 10.     Going Concern

         As shown in the accompanying financial statements, the Company incurred a net loss of $371,721 during the year ended December 31, 1998, and as of that date, the Company's current liabilities exceeded its current assets by $545,553 and its total liabilities exceeded its total assets by $527,746, representing stockholders' deficits. These factors together with the Company's loan of $143,785 from a shareholder which is due on December 31, 1998, create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

11.      Year 2000 Issue

         Management of Health & Vitamin Express Inc. is aware of the Year 2000 technical issues and have made its software systems (basically the Mail Order Management and Quickbooks Accounting 6.0 Version) and computer hardware systems Year 2000 compliant. No further expenditure is required to upgrade/replace its computer equipment.

                   ITEM 7 (b), Pro Forma Financial Information

On February 15, 1999, the Company acquired for $2,880,000, Health & Vitamin Express, Inc. (HVE) by way of merger with and into the Company's newly formed wholly-owned subsidiary HeathZone.com. The purchase consideration consisted of the issuance of 363,636 shares of the Company's common stock valued at $2,273,000 ($6.25 per share) and the assumption of $571,000 of debt. The Company has accounted for the acquisition as a purchase, and the excess of the purchase price of $2,880,000 over the fair value of net assets acquired has been allocated to goodwill and is being amortized over 15 years.

In addition to the 363,636 shares issued upon acquisition, the Company is contingently obligated to issue to the former shareholders of HVE (i) up to 272,727 shares of the Company's common stock based upon certain revenue thresholds to be met by HVE during first 42 months subsequent to February 15, 1999 (the "Revenue" shares), and (ii) up to 90,909 shares of the Company's common stock based upon certain profit thresholds to be met by HVE during the first seven years subsequent to February 15, 1999 (the "Profit" shares). The Company has the right to repurchase up to 65% of the shares issued for a period of one (1) year following the date of issuance at a purchase price of $13.75 per share (the "Repurchase Price"). The Repurchase Price may be adjusted if upon repurchase the closing bid price of the Company's common stock as quoted on the Nasdaq National Market System exceeds $20 per share (the "Market Price"), the Company will pay to the sellers 50% of the difference between the Market Price and $20 per share. Furthermore, in the event Revenue and Profit shares are issued because of a funding failure, the Repurchase Price shall be reduced to $9.63 per share. The Company has granted to the Sellers certain "demand registration rights" and "piggyback registration rights" on these shares, if issued, in the event the Company undertakes a sale of its securities to the public..

In addition, the Company is obligated to invest or contribute to HVE operations a minimum of (A) $4,000,000 during the 18 months subsequent to February 15, 1999 and (B) $10,000,000 (inclusive of the $4,000,000 provided in clause (A) above) during the 36 months subsequent to February 15, 1999. If the Company fails to make the investments or contributions defined above, the former shareholders of HVE will automatically receive the maximum allowable shares subject to issuance under the provisions relating to the Revenue and Profit Shares. The Company is currently prohibited by its existing credit facility of making such investments or contributions.

On April 19, 1999 the Company and Klee Irwin, the Company's former Chief Executive Officer, entered into an agreement whereby Mr. Irwin agreed to; i) assume all of the Company's obligations to issue the Revenue and Profit shares, and ii) reimburse and indemnify the Company for any losses, costs and expenses incurred by HVE and in connection with the establishment of the Healthzone.com subsidiary, from 1,600,000 shares of Company common stock he currently owns.

The following unaudited pro forma condensed income statement gives effect to the acquisition as if it had occurred at the beginning of the period, while the unaudited pro forma condensed balance sheet gives effect to the acquisition as if it had occurred as at December 31, 1998. Pro forma adjustments include only the effects of events directly attributable to the transaction that are expected to have a continuing impact and that are factually supportable. The notes to the pro forma financial information describe the pro forma amounts and adjustments described below. The pro forma financial information does not necessarily reflect the operating results that would have occurred had the acquisition been consummated as of the above dates, nor is such information indicative of future operating results. See the discussion relating to the "Forward Looking" information above. The information shown below should be read in conjunction with the historical financial statements of HVE and IN, including the respective notes thereto.

            IRWIN NATURALS/4HEALTH, INC
            UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
            DECEMBER 31, 1998

                                          Company         Health & Vitamin   Pro Forma            Combined
                                          -------         ----------------                        ---------
                                                               Express       Adjustments
                                                               -------       -----------
ASSETS
Cash                                      $426,000                                                  $426,000
Accounts receivable, net                 6,023,000              $1,000                             6,024,000
Inventories                              2,855,000              33,000                             2,888,000
Building held for sale                   1,521,000                                                 1,521,000
Property and equipment, net                627,000              13,000                               640,000
Goodwill of HVE                                                               2,837,000 (3)        2,837,000
Other assets                             1,635,000               9,000                             1,644,000
                                    -------------------------------------------------------------------------
Total assets                           $13,087,000             $56,000       $2,837,000          $15,980,000
                                    -------------------------------------------------------------------------
                                    -------------------------------------------------------------------------


LIABILITIES AND EQUITY
Accounts payable                        $2,637,000             $66,000          $36,000 (1)       $2,739,000
Accrued expenses                           942,000              74,000                             1,016,000
Notes payable                            1,751,000             444,000                             2,195,000
Line of credit                           1,000,000                                                 1,000,000
Other liabilities                          888,000                                                   888,000
                                    -------------------------------------------------------------------------
Total liabilities                        7,218,000             584,000           36,000            7,838,000

EQUITY
Common stock                               279,000              35,000         (35,000) (2)          283,000
                                                                                  4,000 (1)
Paid in capital                         14,333,000                            2,269,000 (1)       16,602,000
Treasury stock                            (50,000)                                                  (50,000)
Accumulated deficit                    (8,693,000)           (563,000)          563,000 (2)      (8,693,000)
                                    -------------------------------------------------------------------------
Total equity                             5,869,000           (528,000)        2,801,000            8,142,000

Total liabilities and equity           $13,087,000             $56,000       $2,837,000          $15,980,000
                                    -------------------------------------------------------------------------
                                    -------------------------------------------------------------------------

Pro Forma Adjustments for the Unaudited Pro Forma Condensed Balance Sheet at December 31, 1998 are as follows:

(1)  To reflect the acquisition costs of Health & Vitamin Express consisting of
     (i) issuance of 363,636 shares of common stock with a value of $6.25 per share and (ii) acquisition costs of $36,000.

(2) To eliminate the acquired common stock and deficit of Health & Vitamin Express upon acquisition.

(3) To reflect the allocation of the purchase price to goodwill, which will be amortized over 15 years.

                 IRWIN NATURALS/4HEALTH, INC
                 UNAUDITED PRO FORMA CONDENSED INCOME STATEMENT
                 DECEMBER 31, 1998

                                               Company             Health & Vitamin   Pro Forma    Combined
                                               -------             ----------------                ---------
                                                                       Express       Adjustments
                                                                       -------       -----------
Net sales                                     $30,547,000              $662,000                   $31,209,000

Cost of sales                                  12,945,000               359,000                    13,304,000
                                    -------------------------------------------------------------------------
Gross Profit                                   17,602,000               303,000                    17,905,000

Operating Expenses                             15,775,000               687,000       $192,000     16,654,000 (1)
                                    -------------------------------------------------------------------------
Income (loss) from operations                   1,827,000             (384,000)      (192,000)      1,251,000

Other income (expense)                          (209,000)                12,000                     (197,000)
                                    -------------------------------------------------------------------------
Income (loss) before taxes                      1,618,000             (372,000)      (192,000)      1,054,000

Provision for taxes                               600,000                              138,000        462,000 (3)
                                    -------------------------------------------------------------------------
Net income (loss)                              $1,018,000            ($372,000)      ($54,000)       $454,000
                                    -------------------------------------------------------------------------
                                    -------------------------------------------------------------------------

Earnings (loss) per common share
              Basic                                 $0.04                                               $0.02
              Diluted                                0.04                                                0.02

Weighted average common shares
              Outstanding - basic              27,747,000                              364,000     28,111,000 (2)

Weighted average common shares
              Outstanding - diluted            28,221,000                              364,000     28,585,000


Pro Forma Adjustments for the Unaudited Pro Forma Condensed Income Statement at December 31, 1998 are as follows:

(1) To amortize the goodwill assigned to the acquisition for one year of the fifteen-year life.

(2) To reflect issuance of shares of the Company's common stock upon acquisition

(3) To adjust combined provision for taxes for effect of Health & Vitamin Express loss.

SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IRWIN NATURALS/4HEALTH, INC.


Date: June 7, 1999                            By:/s/ Lindsey Duncan
                                              ---------------------
                                              Lindsey Duncan
                                              Chairman of the Board